Summary of Significant Policies (Details) - USD ($)	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Accounting Policies [Abstract]
Translation rates, description	The consolidated balance sheet balances, with the exception of equity at June 30, 2021 and December 31, 2020 were translated at RMB6.4576 and RMB6.5378 to $1.00, respectively. The equity accounts were stated at their historical rate. The average translation rates applied to consolidated statements of income and cash flows for the six months ended June 30, 2021 and 2020 were RMB6.4682 and RMB7.0312 to $1.00, respectively.
Research and development expenses	$ 22,505	$ 31,348
Securities, percentage	10.00%